EXHIBIT  32.1  --  CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER OF FIRST CAPITAL
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INTERNATIONAL,  INC.,  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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AND  SECTION  1350  OF  18  U.S.C.  63.
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I,  Alex Genin, the Chief Executive Officer of First Capital International, Inc.
hereby certify that First Capital International, Inc.'s periodic report on Form 10QSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of First Capital International, Inc

Date:  November 14, 2003              /s/ Alex Genin
                                      Chief Executive Officer of
                                      First Capital International, Inc.


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